Exhibit 23.2




Independent Auditors' Consent
-----------------------------

The Board of Directors
Regency Centers Corporation:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.





                                  /s/ KPMG LLP


Jacksonville, Florida
May 16, 2003